SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) October 28, 1998


                          FINANCIAL BANCORP, INC.
           (Exact name of registrant as specified in its charter)


  Delaware                      0-18126                 06-1391814
(State or other               (Commission             (IRS Employer
jurisdiction of               File Number)            Identification No.)
incorporation)


42-25 Queens Boulevard
Long Island City, New York                                 11104
(Address of principal executive offices)                 (Zip Code)


                               (718) 729-5002
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former name or former address, if changed since last report)



Item 5.  Other Events.

      On October 28, 1998, Financial Bancorp, Inc. issued a press release setting forth limited financial information for the year ended September 30, 1998. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statement and Exhibits.

(c)   Exhibits

            99.1 Press Release issued by Financial Bancorp, Inc. on October 28, 1998.


                              SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 28, 1998


                              FINANCIAL BANCORP, INC.


                              By:   /s/ Frank S. Latawiec
                                    ________________________________
                                    Name:  Frank S. Latawiec
                                    Title: President and CEO


                               EXHIBIT INDEX

Exhibit
Number                  Description

99.1                    Press Release issued by Financial Bancorp, Inc.
                        on October 28, 1998.